UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2026

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50071	90-0175540
(Commission	(IRS Employer
File Number)	Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	LBSR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On April 20, 2026, Liberty Star Uranium & Metals Corp., Dba Liberty Star Minerals (OTCQB: LBSR) (“Liberty Star” or the “Company”), a U.S. mineral exploration company focused on strategic and commercially important critical minerals in southeast Arizona, today announced that it has staked an additional 13 mineral exploration permits (MEPs) mining claims covering approximately 11 square miles, increasing its total mineralized footprint to approximately 45 square miles. These are in addition to the previously announced MEPs from March 10, 2026.

This ranks Hay Mountain Holdings LLC as the largest mineral footprint in Arizona, not controlled by a large mining company.

The newly staked MEP claims complete Liberty Star’s planned district-scale consolidation within the Tombstone Mining District, locking up the full suite of targets identified through its rigorous geologic mapping, rock sampling, and induced polarization (IP) survey program. The consolidated position now encompasses: Earp Ridge Mines, LLC — multi-mineral claims hosting critical minerals, copper, and molybdenum (historically Hay Mountain Targets 1 & 2) & Red Rock Mines, LLC — the Company’s world-class gold target

Every target the data pointed to is now protected.

“Our dedicated team followed the geology wherever it led, and then we moved to protect it,” said Pete O’Heeron, Chairman of Liberty Star Minerals. “Forty-five square miles of multi-mineral opportunities across gold, copper, molybdenum, and critical minerals, so important to U.S. economic and national security. This positions us to attract a serious mining partner and execute our strategic plan. This is a district-scale asset in one of the best mining addresses on earth.”

Southeast Arizona’s porphyry copper belt is among the most prolific mineral-producing regions in the world, consistently generating large-scale copper-gold-molybdenum discoveries. Arizona is a top-ranked U.S. jurisdiction for copper and critical mineral production — the kind of address major miners and sovereign investors are actively targeting amid growing U.S. resource security imperatives.

Liberty Star will provide further updates as fieldwork advances and new assay or geophysical results become available.

Item 9.01. Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.80	Liberty Star Minerals secures Largest Independent Mineral Footprint in Arizona

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated:	April 20, 2026	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO